Summary prospectus

Delaware Ivy VIP Asset Strategy — Class I and Class II

May 1, 2023

Before you invest, you may want to review the Portfolio's statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio's statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Portfolio's statutory prospectus and statement of additional information, both dated May 1, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Asset Strategy seeks to provide total return.

What are the Portfolio’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	I	II
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	none	0.25%
Other expenses	0.07%[1]	0.06%[1]
Total annual portfolio operating expenses	0.77%	1.01%
Fee waivers and expense reimbursements	(0.15%)[2]	(0.14%)[2]
Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.62%	0.87%

[1]	Other expenses includes the expenses of Ivy VIP ASF II, Ltd., a wholly-owned subsidiary of the Portfolio organized in the Cayman Islands.
[2]

The Portfolio's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.62% of the Portfolio’s average daily net assets from May 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	I	II
1 year	$63	$89
3 years	$231	$308
5 years	$413	$544
10 years	$940	$1,224

Summary prospectus

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 102% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Asset Strategy seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. Delaware Management Company (DMC), the Portfolio’s investment manager primarily invests a portion of the Portfolio’s assets in global equity securities that the Manager believes can outperform the Portfolio’s benchmark index, the MSCI ACWI Index, over a full market cycle before taking into account fund expenses (the Equity portion). The Manager then invests the Portfolio’s remaining assets (the Diversifying portion) in various additional asset classes that may have a lower correlation or volatility than the Equity portion, including but not limited to global fixed-income securities, United States Treasury (Treasury) instruments, precious metals, commodities and cash. The Manager may allocate the Portfolio’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 55%-65% of the Portfolio’s total assets (with a long-term target of approximately 60%) in equities or equity-like securities and 35%-45% of the Portfolio’s total assets (with a long-term target of approximately 40%) in the Diversifying portion.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), with respect to its role as sub-advisor of the Portfolio.

In selecting securities for the Portfolio, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of the Manager’s investment process also includes a top-down (assessing the market and economic environment) analysis.

With respect to the Equity portion, the Manager seeks what it believes are well-positioned companies with a strong and/or growing sustainable competitive advantage in attractive industries across the globe which the Manager believes can exceed current earnings estimates. The Manager looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. The Manager generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what the Manager believes to be sustainable high free cash flow.

The Portfolio has the flexibility to invest in both growth and value companies. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Within the Diversifying portion, the Portfolio has the flexibility to invest in a wide range of assets that, in the Manager’s view, present attractive risk-adjusted returns as compared to the Equity portion, and/or reduce the Portfolio’s overall risk profile. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds, and bank loans, although the Manager anticipates that a majority of the assets within the Diversifying portion will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality; although the Manager anticipates that investments in junk bonds will be minimal within the Diversifying portion, and, in no event, will such investments exceed 10% of the Portfolio’s total assets. When selecting these instruments, the Manager focuses heavily on free cash flow and an issuer’s ability to de-lever itself (in other words to reduce debt) through the credit cycle. The Portfolio also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or instrumentalities, international and supranational bonds issued or guaranteed by other governments and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as Treasury inflation-protected securities (TIPs), and cash.

The Portfolio may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Portfolio will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the portfolio characteristics. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within each of the Equity and the Diversifying portions, the Portfolio may invest in US and foreign securities. The Equity portion of the Portfolio generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the US dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Manager may allocate the Portfolio’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. The Manager does not intend to concentrate the Portfolio in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.

Subject to diversification limits, the Portfolio also may invest up to 10% of its total assets at the time of investment in precious metals.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL to execute Portfolio equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject a portfolio to greater volatility than investments in traditional securities.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility.

Summary prospectus

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the “faith and credit” of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the US Treasury.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Asset Strategy performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/vip-performance.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Performance reflects all Portfolio expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 17.70% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.16% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years or lifetime
Class I (lifetime: 4/28/17-12/31/22)	-14.54%	4.57%	5.97%
Class II	-14.71%	4.32%	4.46%
MSCI ACWI (All Country World Index) (gross) (reflects no deduction for fees, expenses, or taxes)	-17.96%	5.75%	8.54%
MSCI ACWI (All Country World Index) (net) (reflects no deduction for fees or expenses)	-18.36%	5.23%	7.98%

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
F. Chace Brundige, CFA	Managing Director, Senior Portfolio Manager	August 2014
Aaron D. Young	Senior Vice President, Portfolio Manager	November 2021

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIPSUM-ASST 4/23